QUEST RESOURCE CORPORATION
                          2005 OMNIBUS STOCK AWARD PLAN
                       NONQUALIFIED STOCK OPTION AGREEMENT

                             (Non-Employee Director)



To:     ___________________________ ("you" or the "Grantee")


                                NOTICE OF GRANT:
                                ----------------

     As a director of Quest Resource Corporation (the "Company"), you have been granted an option (the "Option") to purchase common shares, $0.01 par value per share, of Quest Resource Corporation ("Shares"), subject to the terms and conditions of the Quest Resource Corporation 2005 Omnibus Stock Award Plan (the "Plan") and the Option Award Agreement between you and the Company, attached as Exhibit A, as follows:


       Grant Date:                                  October 14,  2005
                                                    -----------------

       Total Number of Shares Subject to Option     Fifty thousand (50,000)*
                                                    -----------------------

       Option Price per Share ($):                  $___.___

       Expiration Date:                             October 14, 2015
                                                    ----------------

     In order to fully understand your rights under the Plan (a copy of which is attached) and the Option Award Agreement, attached as Exhibit A, you are encouraged to read the Plan and this document carefully. By accepting this Option, you are also agreeing to be bound by Exhibit A. Please refer to the Plan document for the definition of capitalized terms used in this Agreement.


                                            QUEST RESOURCE CORPORATION



                                            By:
                                                -------------------------------
                                                   Jerry Cash,
                                                   President and CEO


*The Award granted under this Award Agreement has given effect to the 2.5:1 reverse stock split effective October 31, 2005.

                                    EXHIBIT A
                                   -----------

                                   AGREEMENT:

        In consideration of the mutual promises and covenants contained herein and other good and valuable consideration paid by the Grantee to the Company, the Grantee and the Company agree as follows:

     Section 1. Incorporation of Plan
                ---------------------

     All provisions of this Award Agreement and the rights of the Grantee hereunder are subject in all respects to the provisions of the Plan and the powers of the Board therein provided. Capitalized terms used in this Award Agreement but not defined shall have the meaning set forth in the Plan.

     Section 2. Grant of Nonqualified Stock Option
                ----------------------------------

     As of the Grant Date identified above, the Company grants to the Grantee, subject to the terms and conditions set forth herein and in the Plan, the right, privilege, and option (the "Option") to purchase that number of Shares identified above opposite the heading "Total Number of Shares Subject to Option," at the per Share price specified above opposite the heading "Option Price per Share."

     Section 3. Exercisability of Option
                ------------------------

     (a) Except to the extent the Option is permitted to be transferred to a person set forth in Section 8(b) of this Award Agreement, during the Grantee's lifetime, this Option may be exercised only by the Grantee. As of the dates specified below, this Option, except as specifically provided elsewhere under the terms of the Plan or this Award Agreement, shall become exercisable with respect to that number of shares under the column stated "Number of Shares Subject to Option Exerecisable," provided that the Grantee is serving as a director of the Company on the specified date:

                     Date                        Number of Shares Subject
                     ----                        ------------------------
                                                   to Option Exercisable
                                                   ---------------------

               Prior to October 14, 2005                    -0-
               October 14, 2005                           10,000
               October 14, 2006                           20,000
               October 14, 2007                           30,000
               October 14, 2008                           40,000
               October 14, 2009                           50,000

     (b) In the event of the Grantee's death or Disability while the Grantee is serving as a director of the Company, the Option shall become fully exercisable. In the event that the Grantee dies or becomes Disabled following the Grantee's Termination of

               Affiliation, the exercisability of the Option shall not accelerate due to such death or Disability and shall be exercisable only to the extent it was exercisable on the date of the Grantee's Termination of Affiliation.

     Section 4. Method of Exercise
                ------------------

     Provided this Option has not expired, been terminated or cancelled in accordance with the terms of the Plan, that number of shares subject to the Option which are exercisable in accordance with Section 3 above may be exercised, in whole or in part and from time to time, by delivery to the Company or its designee a written notice to the Company or its designee which shall:

     (a) set forth the number of Shares with respect to which the Option is to be exercised (such number must be in a minimum amount of 50 Shares);

     (b) if the person exercising this Option is not the Grantee, be accompanied by satisfactory evidence of such person's right to exercise this Option; and

     (c) be accompanied by payment in full of the Option Price in the form of cash, personal or certified bank check or electronic wire transfer payable to the order of the Company or any other means allowable under the Plan which the Company in its sole discretion determines will provide legal consideration for the Shares.

     Section 5. Expiration of Option
                --------------------

     Unless terminated earlier in accordance with the terms of this Award Agreement or the Plan, the Option granted herein shall expire at 5:00 P.M., U.S. Central Time, on the tenth (10th) Anniversary of the Grant Date (the "Expiration Date"). In the event the Expiration Date is a Saturday, Sunday or any other day which is a holiday of the United States Federal Government (a "Non-Business Day"), then the Option granted herein shall expire, unless earlier terminated in a accordance with the terms of this Award Agreement or the Plan, at 5:00 P.M., U.S. Central Time, on the first day that is not a Non-Business Day (a "Business Day") following such Expiration Date. In no event may the Option be exercised after the Expiration Date, whether such exercise is with or without the consent of the Company, the Board or the Grantee, unless such extended exercise period is permitted by regulations issued under Section 409A of the Internal Revenue Code (and approved by the Board).

     Section 6. Effect of Termination of Affiliation
                ------------------------------------

     If the Grantee has a Termination of Affiliation for any reason, including termination by the Company with or without Cause, voluntary resignation, death, or Disability, the effect of such Termination of Affiliation on all or any portion of this Option is as provided below. Notwithstanding anything below to the contrary, in no event may the Option be exercised after the Expiration Date whether such extended exercise period is with or without the consent of the Company, the Board or the Grantee, unless such delayed exercise is permitted by regulations issued under Section 409A of the Internal Revenue Code (and approved by the Board).

     (a) If the Grantee has a Termination of Affiliation within the Option Term due to the Grantee's ceasing to be a director of the Company, the Option may be exercised by the Grantee at any time prior to 5:00 P.M., U.S. Central Time, on the ninetieth (90th) calendar day following the Grantee's Termination of Affiliation (but in no event later than the Expiration Date). In the event that such ninetieth (90th) day shall not be a Business Day, then the Option shall expire at 5:00 P.M., U.S. Central Time, on the first (1st) Business Day immediately following such ninetieth
               (90th) day. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Termination of Affiliation.

     (b)       If the Grantee  dies or becomes  Disabled  within the Option Term
               (A)while he or she is a director of the company, or (B) within the ninety-day period referred to in clause (a) above, the Option may be exercised by the Grantee or the Grantee's Beneficiaries entitled to do so at any time prior to 5:00 P.M., U.S. Central Time, on the 365th calendar day following the date of the Grantee's death or Disability (but in no event later than the Expiration Date). In the event that the 365th day is not a Business Day, then the Option shall expire at 5:00 P.M., U.S.
               Central Time, on the first (1st) Business Day immediately following such 365th day. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Grantee's death or Disability, or at such time as the Grantee ceased to be a director of the Company, whichever is earlier.

     (c) In the event the Grantee has a Termination of Affiliation during a Change in Control Period (which is the one year period following a Change of Control) and such Termination of Affiliation is initiated by the Company or a Subsidiary other than for Cause or initiated by the Grantee for Good Reason, then all Options shall immediately become exercisable and may be exercised, in whole or in part, for ninety (90) days following such Termination of Affiliation (but in no event later than the Expiration Date).

     Section 7. Investment Intent
                -----------------

     The Grantee agrees that the Shares acquired on exercise of this Option shall be acquired for his/her own account for investment only and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933 (the "1933 Act") or other applicable securities laws. If the Board so determines, any share certificates issued upon exercise of this Option shall bear a legend to the effect that the Shares have been so acquired. The Company may, but in no event shall be required to, bear any expenses of complying with the 1933 Act, other applicable securities laws or the rules and regulations of any national securities exchange or other regulatory authority in connection with the registration, qualification, or transfer, as the case may be, of this Option or any Shares acquired upon the exercise thereof. The foregoing restrictions on the transfer of the Shares shall be inoperative if (a) the Company previously shall have been furnished with an opinion of counsel, satisfactory to it, to the effect that such transfer will not involve any violation of the 1933 Act and other applicable securities laws or (b) the Shares shall have been duly registered in compliance with the 1933 Act and other applicable state or federal securities laws. If this Option, or the Shares subject to this Option, are so registered under the 1933

Act, the Grantee agrees that he will not make a public offering of the said Shares except on a national securities exchange on which the common shares of the Company are then listed.

     Section 8. Nontransferability of Option
                ----------------------------

     (a) Except as provided above in Section 6(b) (in the event of the Grantee's death) or below in Section 8(b), or as otherwise may be provided in the Plan, no portion of the Option granted hereunder may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution. All rights with respect to the Option granted to the Grantee shall be available during his or her lifetime only to the Grantee.

     (b) Pursuant to conditions and procedures established by the Board from time to time, the Board may permit the Option to be transferred to, exercised by and paid to (a) the Grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), (b) any person sharing the Grantee's household(other than a tenant or employee),
               (c) a trust in which persons described in (a) or (b) have more than 50% of the beneficial interest, (d) a foundation in which persons described in (a) or (b) or the Grantee owns more than 50% of the voting interests; provided such transfer is not for value. Any permitted transfer shall be subject to the condition that the Board receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration).

     Section 9. Status of the Grantee
                ---------------------

     The Grantee shall not be deemed a shareholder of the Company with respect to any of the Shares subject to this Option, except to the extent that such Shares shall have been purchased and issued to him or her. The Company shall not be required to issue or transfer any certificates for Shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such Shares shall have been duly listed on any securities exchange on which the Shares may then be listed.

    Section 10. No Effect on Capital Structure
                ------------------------------

     This Option shall not affect the right of the Company to reclassify, recapitalize or otherwise change its capital or debt structure or to merge, consolidate, convey any or all of its assets, dissolve, liquidate, windup, or otherwise reorganize.

     Section 11. Adjustments
                 -----------

     (a) Except as provided in Section 11(b) below, in the event of any change in the number of outstanding Shares effected without receipt of consideration therefor by the Company, by reason of a merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, share combination or other change in the corporate structure of the Company affecting the Shares, the aggregate number and class of Shares subject to this Option and the exercise price of this Option shall be automatically adjusted to accurately and equitably reflect the effect thereon of such change; provided, however, that any fractional share resulting from such adjustment shall be eliminated. In the event of a dispute concerning such adjustment, the decision of the Board shall be conclusive.

     (b) Section 11(a) above shall not apply to the 2.5:1 reverse stock split effective October 31, 2005, as all Awards made under this Award Agreement have given effect to such reverse stock split.

     Section 12. Amendments
                 ----------

     This Award Agreement may be amended only by a writing executed by the Company and the Grantee which specifically states that it is amending this Award Agreement; provided that this Award Agreement is subject to the power of the Board to amend the Plan as provided therein. Except as otherwise provided in the Plan, no such amendment shall materially adversely affect the Grantee's rights under this Award Agreement without the Grantee's consent, nor may any such amendment extend the time the Option may be exercised as specified in Sections 5 and 6 above (except as such an amendment may otherwise be permitted by regulations issued under Section 409A of the Internal Revenue Code).

     Section 13. Board Authority
                 ---------------

     Any questions concerning the interpretation of this Award Agreement, any adjustments required to be made under Sections 10 or 11 of this Award Agreement, and any controversy which arises under this Award Agreement shall be settled by the Board in its sole discretion.

     Section 14. Withholding Taxes
                 -----------------

     The Grantee agrees to make appropriate arrangements with the Company for satisfaction of any applicable Federal, state or local income tax or payroll tax withholding amounts required by law to be withheld, including the payment to the Company at the time of exercise of an Option of all such taxes and requirements. The Company is not required to issue shares upon the exercise of this Option unless the Grantee first pays in cash or by share withholding to the Company such amount, if any, of tax withholding. The Company may, in its discretion, accommodate the Grantee's request to have additional tax withholding taken at the time of exercise.

     Section 15. Nonqualified Stock Option
                 -------------------------

     This Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code, and shall not be so construed.

     Section 16. Notice
                 ------

     Whenever any notice is required or permitted hereunder, such notice must be given in writing by (a) personal delivery, or (b) expedited, recognized delivery service with proof of delivery, or (c)

United States Mail, postage prepaid, certified mail, return receipt requested. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date which it was personally delivered, received by the intended addressee, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or the Grantee may change, at any time and from time to time, by written notice to the other, the address specified for receiving notices. Until changed in accordance herewith, the Company's address for receiving notices shall be Quest Resource Corporation, Attention: Chief Financial Officer, 9520 North May Avenue, Oklahoma City, Oklahoma 93120. Unless changed, the Grantee's address for receiving notices shall be the last known address of the Grantee on the Company's records. It shall be the Grantee's sole responsibility to notify the Company as to any change in his or her address. Such notification shall be made in accordance with this Section 17.

     Section 17. Severability
                 ------------

     If  any  part  of  this  Award  Agreement  is  declared  by  any  court  or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any part of this Award Agreement not declared to be unlawful or invalid. Any part so declared unlawful or invalid shall, if possible, be construed in a manner which gives effect to the terms of such part to the fullest extent possible while remaining lawful and valid. Additionally, if any of the covenants in Section 9 are determined by a court to be unenforceable in whole or in part because of such covenant's duration or geographical or other scope, such court shall have the power to modify the duration or scope of such provision as the case may be, so as to cause such covenant, as so modified, to be enforceable.

     Section 18. Binding Effect
                 --------------

     This Award  Agreement  shall bind,  and,  except as  specifically  provided
herein,   shall  inure  to  the   benefit  of  the   respective   heirs,   legal
representatives, successors and assigns of the parties hereto.

     Section 19. Governing Law
                 -------------

     This Award Agreement and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Oklahoma without giving effect to the principles of the Conflict of Laws to the contrary.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and the Participant has hereunto set his or her hand effective the day and year first above written.



                                  QUEST RESOURCE CORPORATION



                                  By:
                                     ----------------------------------
                                  Title:
                                        -------------------------------



                                  PARTICIPANT



                                  -----------------------------------